Registration No. 333-292056

As filed with the U.S. Securities and Exchange Commission on January 28, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Registration Statement

On

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

BONK, INC.

(Exact name of registrant as specified in its charter)

Delaware	2844	83-2455880
(State or jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No.)

18801 N Thompson Peak Pkwy Ste 380

Scottsdale, AZ 85255

(561) 244-7100

(Address, including zip code, and telephone number, including area code of registrant’s principal executive offices)

Jarrett Boon

Chief Executive Officer

Bonk, Inc.

18801 N Thompson Peak Pkwy Ste 380

Scottsdale, AZ 85255

(561) 244-7100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Joseph M. Lucosky, Esq.
Lucosky Brookman LLP
101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Tel. No.: (732) 395-4400
Fax No.: (732) 395-4401

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

Bonk, Inc. is filing this Amendment No. 1 to its Registration Statement (this “Amendment) on Form S-1 (File No. 333-292056) (the “Registration Statement”) as an exhibit-only filing to file Exhibit 23.1 as indicated in Part II of this Amendment. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II of the Registration Statement, the signature pages to the Registration Statement, and the filed Exhibit 23.1. The prospectus constituting Part I of the Registration Statement has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

The following table sets forth the costs and expenses payable by us in connection with the sale of common stock being registered. All amounts are estimates except for the SEC registration fee.

SEC registration fee	$897.44
Legal fees and expenses	$100,000
Accounting fees and expenses	$7,500
Miscellaneous expenses	$5,000
Total	$113,397.44

Item 15. Indemnification of Directors and Officers

Bonk, Inc. is incorporated under the laws of the State of Delaware. Reference is made to Section 102(b)(7) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director’s fiduciary duty, except (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) pursuant to Section 174 of the DGCL, which provides for liability of directors for unlawful payments of dividends or unlawful stock purchase or redemptions or (4) for any transaction from which the director derived an improper personal benefit.

Section 145(a) of the DGCL provides, in general, that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which he or she shall have been adjudged to be liable to the corporation unless and only to the extent that the adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, he or she is fairly and reasonably entitled to indemnity for such expenses which the adjudicating court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify the person against such liability under Section 145 of the DGCL.

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Our bylaws, subject to the provisions of the DGCL, contain provisions which allow the corporation to indemnify any person against liabilities and other expenses incurred as the result of defending or administering any pending or anticipated legal issue in connection with service to us if it is determined that person acted in good faith and in a manner which he reasonably believed was in the best interest of the corporation. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

As permitted by the DGCL, the registrant has entered into separate indemnification agreements with each of the registrant’s directors and certain of the registrant’s officers which require the registrant, among other things, to indemnify them against certain liabilities which may arise by reason of their status as directors, officers or certain other employees.

The registrant expects to obtain and maintain insurance policies under which its directors and officers are insured, within the limits and subject to the limitations of those policies, against certain expenses in connection with the defense of, and certain liabilities which might be imposed as a result of, actions, suits or proceedings to which they are parties by reason of being or having been directors or officers. The coverage provided by these policies may apply whether or not the registrant would have the power to indemnify such person against such liability under the provisions of the DGCL.

These indemnification provisions and the indemnification agreements entered into between the registrant and the registrant’s officers and directors may be sufficiently broad to permit indemnification of the registrant’s officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933.

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Item 16. Exhibits

Exhibit No.	Description

(a)	Exhibits.
3.1	Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.1 to Jupiter Wellness, Inc.’s Form 1-A filed with the Securities and Exchange Commission on June 21, 2019.
3.2	Bylaws, incorporated herein by reference to Exhibit 2.2 to Jupiter Wellness, Inc.’s Form 1-A filed with the Securities and Exchange Commission on June 21, 2019.
3.3	Amended and Restated Bylaws, incorporated by reference to Exhibit 3.3 of the Company’s Registration Statement filed with the SEC on July 14, 2020.
3.4	Certificate of Amendment of Certificate of Incorporation, incorporated by reference to Exhibit 3.4 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
3.5	Second Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.5 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
3.6	Amended and Restated Bylaws, incorporated by reference to Exhibit 3.1 of the Form 8-K filed with the SEC on August 23, 2021
3.7	Certificate of Designation of Series A Convertible Preferred Stock, incorporated by reference to Exhibit 3.6 of the Form 8-K filed with the SEC on May 7, 2025.
3.8	Certificate of Designation of Series B Convertible Preferred Stock, incorporated by reference to Exhibit 3.1 of the Form 8-K filed with the SEC on July 9, 2025.
3.9	Amended and Restated Certificate of Designation of Series C Convertible Preferred Stock, incorporated by reference to Exhibit 3.1 of the Form 8-K filed with the SEC on August 19, 2025.
3.10	Certificate of Amendment of Certificate of Incorporation, incorporated by reference to Exhibit 3.1 of the Form 8-K filed with the SEC on October 14, 2025
3.11	Amendment to Amended and Restated Certificate of Designation of Series C Convertible Preferred Stock, incorporated by reference to Exhibit 3.2 of the Form 8-K filed with the SEC on October 14, 2025
3.12	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.1 of the Form 8-K filed with the SEC on November 7, 2025
3.13**	Third Amended and Restated Certificate of Incorporation.
4.1	Common Stock Purchase Warrant, incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement filed with the SEC on July 14, 2020.
4.2	Representative’s Warrant, incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
4.3	Form of Warrant included in Unit, incorporated by reference to Exhibit 4.3 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
4.4	Form of Warrant Agent Agreement, incorporated by reference to Exhibit 4.4 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
4.5	Form of Secured Convertible Note between the Company and Bigger Capital LLC, incorporated by reference to Exhibit 4.5 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
4.6	Form of Convertible Note between the Company and Bigger Capital LLC, incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement filed with the SEC on April 16, 2025.

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4.7	Form of Warrant between the Company and Bigger Capital LLC, incorporated by reference to Exhibit 4.7 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
4.8	Form of Convertible Note between the Company and Bigger Capital LLC, incorporated by reference to Exhibit 4.8 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
4.9	Form of Warrant (included as Exhibit 4.1 in the Current Report filed with the SEC on February 10, 2025, and incorporated herein by reference).
4.10	Form of Common Stock Purchase Warrant, incorporated by reference to Exhibit 4.1 of the Form 8-K filed with the SEC on July 24, 2025.
4.11	Form of Placement Agent Warrant, incorporated by reference to Exhibit 4.2 of the Form 8-K filed with the SEC on July 24, 2025.
5.1**	Opinion of Lucosky Brookman LLP
10.1	Common Stock and Warrant Subscription Agreement, incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement filed with the SEC on July 14, 2020.
10.2	Independent Director’s Contract between the Company and Dr. Hector Alila, dated February 25, 2019, incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement filed with the SEC on July 14, 2020.
10.3	Independent Director’s Contract between the Company and Timothy G. Glynn, dated March 13, 2019, incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement filed with the SEC on July 14, 2020.
10.4	Independent Director’s Contract between the Company and Christopher Melton, dated July 29, 2019, incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement filed with the SEC on July 14, 2020).
10.5	Employment Agreement with Douglas O. McKinnon, dated August 5, 2019, incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement filed with the SEC on July 14, 2020).
10.6	Form of Regulation A Subscription Agreement, incorporated herein by reference to Exhibit 4.1 to Jupiter Wellness, Inc.’s Form 1-A/A filed with the Securities and Exchange Commission on August 19, 2019.
10.7	Employment Agreement with Dr. Glynn Wilson, dated October 15, 2019, incorporated by reference to Exhibit 10.7 of the Company’s Registration Statement filed with the SEC on July 14, 2020.
10.8	Employment Agreement with Brian John, dated February 1, 2020, incorporated by reference to Exhibit 10.8 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
10.9	Employment Agreement with Richard Miller, dated February 1, 2020, incorporated by reference to Exhibit 10.9 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
10.10	2020 Equity Incentive Plan, incorporated by reference to Exhibit 10.10 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
10.11	Confidential Membership Interest Purchase Agreement dated February 20, 2020 by and between Jupiter Wellness, Inc., Magical Beasts LLC. and Krista Whitley, incorporated by reference to Exhibit 10.11 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
10.12	Sales Distribution Agreement dated February 20, 2020 between Jupiter Wellness Inc. and Ayako Holdings, Inc., incorporated by reference to Exhibit 10.12 of the Company’s Registration Statement filed with the SEC on June 17, 2020.
10.13	Distribution Agreement, dated November 5, 2020, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on November 9, 2020.
10.14	Endorsement Agreement, dated November 10, 2020, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on November 19, 2020.
10.15	Share Exchange Agreement, dated November 30, 2020, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on December 3, 2020.
10.16	Independent Director’s Agreement, dated January 20, 2021, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on January 26, 2021.
10.17	Omnibus Amendment dated January 25, 2021, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on January 29, 2021.
10.18	First Amendment to Common Stock Option Agreement dated January 25, 2021, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on January 29, 2021.
10.19	Employment Agreement dated as of January 20, 2021, incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on February 3, 2021.
10.20	Securities Purchase Agreement dated September 20, 2024, incorporated by reference to the Company’s Current Report on Form 8-K, filed with SEC on September 24, 2024.
10.21	Form of Stock Option Agreement, dated between the Company and Wall and Broad Capital, LLC dated September 6, 2024.
10.22	Loan Agreement dated May 11, 2021, by and between the Company and Greentree Financial Group, Inc., incorporated by reference to the Exhibit 10.1 of Company’s Current Report on Form 8-K, filed with the SEC on May 13, 2021.
10.23	Form of Greentree Warrant dated May 10, 2021, incorporated by reference to the Exhibit 10.2 of Company’s Current Report on Form 8-K, filed with the SEC on May 13, 2021.

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10.24	Form of Promissory Note, incorporated by reference to the Exhibit 10.3 of Company’s Current Report on Form 8-K, filed with the SEC on May 13, 2021.
10.25	Loan Agreement between Jupiter Wellness, Inc. and Greentree Financial Group, dated April 20, 2022, incorporated by reference to the Exhibit 10.1 of Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2022.
10.26	Promissory Note between Jupiter Wellness, Inc. and Greentree Financial Group, dated April 20, 2022, incorporated by reference to the Exhibit 10.2 of Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2022.
10.27	Warrant Agreement between Jupiter Wellness, Inc. and Greentree Financial Group, dated April 20, 2022, incorporated by reference to the Exhibit 10.3 of Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2022.
10.28	Form of Greentree - Amendment No. 2 to convertible loan agreement, convertible promissory note, and warrants, incorporated by reference to the Exhibit 10.1 of Company’s Current Report on Form 8-K, filed with the SEC on September 15, 2023.
10.29	Form of L&H - Amendment No. 2 to convertible loan agreement, convertible promissory note, and warrants, incorporated by reference to the Exhibit 10.2 of Company’s Current Report on Form 8-K, filed with the SEC on September 15, 2023.
10.30	Form of L&H Warrant, incorporated by reference to Exhibit 10.30 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.31	Form of Greentree Warrant, incorporated by reference to Exhibit 10.31 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.32	Form of Settlement Agreement between the Company and Bigger Capital LLC, incorporated by reference to Exhibit 10.32 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.33	Form of Settlement Agreement between the Company and Intracoastal Capital, LLC, incorporated by reference to Exhibit 10.33 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.34	Form of Consulting Agreement between the Company and Blue Capital S.A., LLC, incorporated by reference to Exhibit 10.34 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.35	Form of Securities Purchase Agreement dated January 17, 2025, incorporated by reference to Exhibit 10.35 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.36	Arrangement Agreement between the Company and Yerbaé Brands Corp., incorporated by reference to Exhibit 10.36 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.37	Equity Disbursement Agreement between the Company and Maxim Group LLC, incorporated by reference to Exhibit 10.37 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.38	Separation and Exchange Agreement between the Company, Caring Brands, Inc., a Nevada corporation, and Caring Brands, Inc, a Florida corporation, incorporated by reference to Exhibit 10.38 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.39	Consulting Agreement between Core 4 Capital Corp., incorporated by reference to Exhibit 10.39 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.40	Form of Securities Purchase Agreement between the Company and Core 4 Capital Corp. dated August 30, 2024, incorporated by reference to Exhibit 10.40 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.41	Form of Warrant between the Company and Core 4 Capital Corp, incorporated by reference to Exhibit 10.41 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.42	Form of Securities Purchase Agreement between the Company and Core 4 Capital Corp. dated June 27, 2024, incorporated by reference to Exhibit 10.42 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.43	Form of Securities Purchase Agreement between the Company and Core 4 Capital Corp. dated April 4, 2024, incorporated by reference to Exhibit 10.40 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.44	Employment Agreement between the Company and John Gulyas, incorporated by reference to Exhibit 10.44 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.45	Employment Agreement between the Company and Jordon Schur, incorporated by reference to Exhibit 10.45 of the Company’s Registration Statement filed with the SEC on April 16, 2025.
10.46	Employment Agreement between the Company and Jarrett Boon, incorporated by reference to Exhibit 10.46 of the Company’s Registration Statement filed with the SEC on April 16, 2025.

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10.47	Employment Agreement between the Company and Danielle De Rosa (included as Exhibit 10.47 in the Current Report filed with the SEC on February 04, 2025, and incorporated herein by reference).
10.48	Form of Securities Purchase Agreement dated February 4, 2025 (included as Exhibit 10.1 in the Current Report filed with the SEC on February 10, 2025, and incorporated herein by reference).
10.49	Form of Securities Purchase Agreement dated February 20, 2025 (included as Exhibit 10.1 in the Current Report filed with the SEC on February 26, 2025, and incorporated herein by reference).
10.50	Form of Securities Purchase Agreement dated March 13, 2025 (included as Exhibit 10.1 in the Current Report filed with the SEC on March 19, 2025, and incorporated herein by reference).
10.51	Amendment to Settlement Agreement and Mutual Release between the Company and Bigger Capital LLC (included as Exhibit 10.51 in the Form S-1 filed with the SEC on April 10, 2025, and incorporated herein by reference).
10.52	Stipulation of Settlement between the Company and 3i LP dated April 23, 2025, incorporated by reference to Exhibit 10.52 of the Company’s Registration Statement filed with the SEC on May 19, 2025.
10.53	Securities Purchase Agreement between the Company and Eleazar Holdings, LLC dated February 4, 2025, incorporated by reference to Exhibit 10.53 of the Company’s Registration Statement filed with the SEC on May 19, 2025.
10.54	Advisory Agreement between the Company and Bristol Capital, LLC dated December 18, 2024, incorporated by reference to Exhibit 10.54 of the Company’s Registration Statement filed with the SEC on May 19, 2025.
10.55	Amendment No. 1 to Consulting Agreement between the Company and Blue Capital Assets, S.A. LLC, incorporated by reference to Exhibit 10.55 of the Company’s Registration Statement filed with the SEC on May 19, 2025.
10.56	Exchange Agreement between the Company and Core 4 Capital Corp. dated May 2, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on May 7, 2025.
10.57	Form of Securities Purchase Agreement dated May 9, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on May 15, 2025.
10.58	Form of Settlement and Stipulation Agreement between the Company and Silverback Capital Corporation, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on May 27, 2025.
10.59	Form of Amendment to Settlement Agreement and Stipulation by and between the Company and Silverback Capital Corporation, incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the SEC on June 4, 2025.
10.60	Form of Securities Purchase Agreement, dated June 18, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on June 23, 2025.
10.61	Convertible Debenture Indenture, dated April 13, 2023, by and between Yerbaé and Odyssey Trust Company, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on June 27, 2025.
10.62	Warrant Indenture, dated December 7, 2023, by and between Yerbaé and Odyssey Trust Company, incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the SEC on June 27, 2025.
10.63	Form of Securities Purchase Agreement, dated June 30, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on July 2, 2025.
10.64	Amendment No. 1, dated July 2, 2025, to Securities Purchase Agreement dated June 13, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on July 9, 2025.
10.65	Form of Exchange Agreement, dated July 2, 2025, incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the SEC on July 9, 2025.
10.66	Form of Securities Purchase Agreement, dated July 3, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on July 9, 2025.
10.67	Form of Securities Purchase Agreement, dated July 11, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on July 15, 2025.
10.68	Form of Securities Purchase Agreement, dated July 14, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on July 17, 2025.
10.69	Form of Securities Purchase Agreement, dated July 21, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on July 24, 2025.
10.70	Form of Placement Agency Agreement by and between the Company and Dominari Securities LLC, dated July 21, 2025, incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the SEC on July 24, 2025.
10.71	Release Agreement by and between the Company and Danielle De Rosa, dated July 25, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on August 5, 2025.

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10.72	Form of Securities Purchase Agreement, dated August 8, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on August 14, 2025.
10.73	Form of Revenue Sharing Agreement, dated August 8, 2025, incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the SEC on August 14, 2025.
10.74	Form of Securities Purchase Agreement, dated August 25, 2025, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on August 29, 2025.
10.75	Employment Agreement, dated October 3, 2025, by and between Markita L. Russell and the Company, incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the SEC on October 8, 2025.
10.76**	Form of Exchange Agreement, dated November 7, 2025, by and between July 2025 Purchasers and the Company
10.77**	Form of Exchange Agreement, dated November 7, 2025, by and between Fried LLC and the Company
10.78**	Form of Exchange Agreement, dated November 7, 2025, by and between Trajan Holdings, LLC and the Company
21.1	Subsidiaries of the Registrant, incorporated by reference to Exhibit 21.1 of the annual report on Form 10-K, filed with the SEC on April 01, 2024.
23.1*	Consent of M&K CPAS
23.2**	Consent of Lucosky Brookman LLP (included in Exhibit 5.1)
24.1**	Power of Attorney (included in signature page to this registration statement)
107**	Fee table

*	Filed herewith.
**	Previously filed.

Item 17. Undertakings

The Company hereby undertakes:

(a)(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

ii.	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

iii.

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii), and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

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(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or date of the first sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona on January 28, 2026.

BONK, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer and Director (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jarrett Boon	Chief Executive Officer and Director (Principal Executive Officer)	January 28, 2026
Jarrett Boon

/s/ Markita L. Russel	Chief Financial Officer (Principal Financial and Accounting Officer)	January 28, 2026
Markita L. Russel

*	Executive Chairman and Director	January 28, 2026
John Gulyas

*	Director	January 28, 2026
Christopher Marc Melton

*	Director	January 28, 2026
Mitchell Rudy

*	Director	January 28, 2026
Connor Klein

*	Director	January 28, 2026
James McAvity

*	Director	January 28, 2026
Stacey Duffy

*By:	/s/ Jarrett Boon
Jarrett Boon
Attorney-In-Fact

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